Exhibit 10.2

ADDENDUM TO THE AMENDED AND RESTATED SUPPLEMENTAL

EXECUTIVE RETIREMENT AGREEMENT

This Addendum to the Amended and Restated Supplemental Executive Retirement Agreement (the “Addendum”) is made the 13 day of July, 2012 between AXIS Specialty Limited, a Bermuda company (“AXIS”), Michael A. Butt (the “Executive”) AXIS Capital Holdings Limited, a Bermuda company and parent company of AXIS (“AXIS Capital”) and Codan Trust Company Limited as trustee of the AXIS Serp Trust dated 14 April 2005 (“Codan Trust”);

WHEREAS, the Compensation Committee of the Board of Directors of AXIS previously has determined that it is in the best interest of AXIS and its shareholders to provide the Executive with a supplemental retirement benefit in consideration for his continuing service with AXIS;

WHEREAS, the Executive and AXIS entered into a Supplemental Executive Retirement Agreement dated January 1, 2004 which was amended May 12, 2006, amended and restated in its entirety May 8, 2008 and further amended September 19, 2008 (the “SERP Agreement”);

WHEREAS, the Executive was entitled under the SERP Agreements to an annual payment as of each January 1, beginning January 1, 2010 and continuing through the ninth anniversary of such January calculated as described in the SERP Agreement;

WHEREAS, the Executive, AXIS and AXIS Capital desire to terminate the SERP Agreement and accelerate the payment of the amounts owed and payable to the Executive and therefore have created this Addendum;

WHEREAS in consideration for the termination and accelerated payment of the SERP Agreement the Executive, on the one hand, and AXIS, AXIS Capital and Codan Trust, on the other hand, have agreed to release each other in connection with the SERP-related issues in the manner set forth in paragraph 7, below.

NOW, THEREFORE, in consideration of the terms and conditions in this Addendum, AXIS, the Executive and AXIS Capital agree as follows:

1. Interpretation. Terms used in this Addendum shall have the same meaning(s) assigned to them by the SERP Agreement.

2. Termination of SERP Agreement. With effect from the execution of this Addendum by the parties, the SERP Agreements will be terminated.

3. Accelerated Benefit. Promptly upon termination of the SERP Agreement, the Executive will be paid $2,368,607.88 (the “Benefit Amount”) as set forth in Clause 5 below, owed from the general assets of AXIS Capital or AXIS as well as from the trust fund assets held for the benefit of the Executive under that certain Deed of Trust dated April 14, 2005 (the “Trust”) between AXIS and Codan Trust as Trustee.

4. Payment of Taxes. In addition to the Benefit Amount, AXIS Capital will pay the U.S. federal income tax, social security tax and other U.S. federal tax and related taxes incurred by the Executive in connection with the payment of the Benefit Amount and attributable to prior business travel to the U.S. by the Executive.

5. Benefit Amount. The Benefit Amount to the Executive will be calculated as follows:

Date	MAB SERP Payments	PV: MAB SERP Payments
1-Jan-13	357,871.73	350,827.85
1-Jan-14	367,657.73	346,558.88
1-Jan-15	377,736.73	342,364.87
1-Jan-16	388,118.73	338,244.89
1-Jan-17	398,811.73	334,160.08
1-Jan-18	409,825.73	330,181.34
1-Jan-19	421,169.73	326,269.98

	2,721,192.11	2,368,607.88

AXIS and AXIS Capital will provide timely instruction to Codan Trust and the trustee shall remit promptly (and in any event within seven (7) Business Days from the date of this Addendum) the Benefit Amount in cleared funds to the account nominated by the Executive.

6. Acknowledgement. AXIS Capital is joined as a party to this Addendum in acknowledgement of its agreement with the above mentioned termination of the SERP Agreement and payment of the Benefit Amount to the Executive.

7. Release. Following termination of the SERP Agreement and payment in full of the Benefit Amount to the Executive in accordance with the terms of this Addendum:

a.	the Executive hereby fully and irrevocably releases any and all entitlement he has or may have under the terms of the SERP Agreement and the Trust. The Executive for himself and on behalf of his personal representatives, heirs and assigns hereby releases and discharges AXIS, AXIS Capital and Codan Trust and their respective successors and assigns and their respective officers and employees of and from any and all claims, causes of action, liabilities, duties and obligations of or owed to the Executive under the SERP Agreement and the Trust which exist or may exist in the future which shall include without limitation any costs, expenses or fees incurred by them in connection with the termination of the SERP Agreement and the Trust and the accelerated payment or any matter arising therefrom provided that nothing herein shall release (i) any other (non-SERP related) claims the Executive may have against AXIS or AXIS Capital and/or (ii) Executive’s right to enforce the terms of this Addendum; and

b.	Each of AXIS, AXIS Capital and Codan Trust on behalf of their respective successors and assigns and their respective officers and employees, hereby fully and irrevocably releases the Executive from any and all claims, causes of action, liabilities, duties and obligations of or owed to the Executive under the SERP Agreement and the Trust which exist or may exist in the future which shall include without limitation any costs, expenses or fees incurred by them in connection with the termination of the SERP Agreement and the Trust and the accelerated payment or any matter arising therefrom provided that nothing herein shall release (i) any other (non-SERP related) claims AXIS or AXIS Capital may have against the Executive and/or (ii) AXIS or AXIS Capital’s right to enforce the terms of this Addendum.

8. Indemnity. Axis and Axis Capital hereby covenant for themselves and their successors and assigns with Codan Trust and its successors and assigns and officers and employees, that they will keep Codan Trust and its successors and assigns and officers and employees indemnified and held harmless from and against any and all present and future liabilities, costs, claims, expenses, demands, actions, proceedings and taxes and all associated penalties and costs arising out of the termination of the SERP Agreement and the Trust and the accelerated payment or any matter arising therefrom.

9. Binding Nature. This Addendum shall be binding upon the parties hereto, their beneficiaries, heirs, executors, administrators and successors. Save for clause 8, the rights under this Addendum are personal to the parties hereto and are not capable of being assigned.

10. Governing Law. This Addendum shall be governed by and construed in accordance with the laws of Bermuda.

11. Entire Agreement. The SERP Agreements and this Addendum sets out the entirety of the agreement between the parties.

12. Counterparts. This Addendum may be executed in one or more counterparts, each of which shall be an original, and which when taken together shall constitute one and the same instrument.

The parties have executed this Addendum effective as a deed as of the date first above written.

[SIGNATURE PAGE TO FOLLOW]

ADDENDUM TO THE AMENDED AND RESTATED SUPPLEMENTAL

EXECUTIVE RETIREMENT AGREEMENT

SIGNATURE PAGE:

Executed as a Deed by: EXECUTIVE

/s/ Michael A. Butt
Michael A. Butt

In the presence of a witness:

Witness signature:	/s/ Juliana Burgess
Witness name:	Juliana Burgess
Witness address:	[Address]

Executed as a Deed by:

AXIS SPECIALTY LIMITED

Acting by:	/s/ Joseph C. Henry
Name:	Joseph C. Henry
Title:	EVP and Chief Financial Officer

In the presence of a witness:

Witness signature:	/s/ Nicole Furniss
Witness name:	Nicole Furniss
Witness address:	[Address]

ADDENDUM TO THE AMENDED AND RESTATED SUPPLEMENTAL

EXECUTIVE RETIREMENT AGREEMENT

SIGNATURE PAGE:

Executed as a Deed by: EXECUTIVE

/s/ Michael A. Butt
Michael A. Butt

In the presence of a witness:

Witness signature:	/s/ Juliana Burgess
Witness name:	Juliana Burgess
Witness address:	[Address]

Executed as a Deed by:

AXIS SPECIALTY LIMITED

Acting by:	/s/ Joseph C. Henry
Name:	Joseph C. Henry
Title:	EVP & CFO

In the presence of a witness:

Witness signature:	/s/ Nicole Furniss
Witness name:	Nicole Furniss
Witness address:	[Address]

Executed as a Deed by:

AXIS CAPITAL HOLDINGS LIMITED

Acting by:	/s/ Joseph C. Henry
Name:	Joseph C. Henry
Title:	EVP & CFO

In the presence of a witness:

Witness signature:	/s/ Nicole Furniss
Witness name:	Nicole Furniss
Witness address:	[Address]

Executed as a Deed by:

CODAN TRUST COMPANY LIMITED

Acting by:	/s/ Alec Anderson
Name:	Alec Anderson
Title:	Director

Acting by:	/s/ Karen Corless
Name:	Karen Corless
Title:	Assistant Secretary